UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2014

VALUEVISION MEDIA, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433
(Address of principal executive offices)

(952) 943-6000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 5, 2014, we issued a press release disclosing our results of operations and financial condition for our fourth fiscal quarter and fiscal year ended February 1, 2014.  The press release is filed herewith as Exhibit 99.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 8.01 Other Events.

The following are excerpts from the transcript of our conference call to discuss fiscal 2013 fourth quarter and full fiscal 2013 results, which may be considered solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders:

Teresa Dery, Senior Vice President and General Counsel, ValueVision Media, Inc.

“As you may have seen in our recent press release, the Special Meeting of Shareholders previously scheduled for March 14 has been cancelled in response to the activist shareholder abandoning its proposals and stating that it would not participate in the Special Meeting. However, the activist shareholder has indicated that it intends to pursue proposals and nominate directors at our regularly scheduled Annual Meeting.

“With that said, we are here today to talk about the business and ValueVision’s Q4 and full year results. We do not intend to take any questions regarding the proposals by the activist shareholder. We thank you for your cooperation in that regard.”

*   *   *   *   *   *

Bill McGrath, Executive Vice President and Chief Financial Officer, ValueVision Media, Inc.

“Finally, during the fourth quarter, the Company incurred $1.8 million in advisory fees and other costs related to the ongoing activist shareholder matter. We expect to incur additional costs associated with this issue in subsequent quarters. ValueVision is working to manage these expenses prudently while ensuring that all shareholder interests are represented.”

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99	Press Release, dated March 5, 2014

Important Information

This filing and its Exhibit may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders. The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with any such meetings of shareholders. Information concerning these directors and executive officers in connection with the matters to be voted on at any such meeting that may be held will be included in the proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with any such meeting. In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Any proxy statement, any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available free of charge at the SEC website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY ANY SUCH PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 5, 2014	VALUEVISION MEDIA, INC.

	By:	/s/ Teresa Dery
Teresa Dery Senior Vice President and General Counsel

EXHIBIT INDEX

No.	Description
99	Press Release, dated March 5, 2014